UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 7, 2025

GILEAD SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 Lakeside Drive, Foster City, California
(Address of principal executive offices)
94404
(Zip Code)
650-574-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	GILD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2025 annual meeting of stockholders (the “Annual Meeting”) of Gilead Sciences, Inc. (the “Company”) was held on May 7, 2025. Of the 1,246,634,469 shares of the Company’s common stock entitled to vote at the Annual Meeting, 1,121,336,290 shares were represented at the beginning of the meeting in person or by proxy, which constituted a quorum. The voting results are presented below.
The Company’s stockholders elected nine directors to serve for the next year and until their successors are elected and qualified. The votes regarding the election of directors were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jacqueline K. Barton, Ph.D.	1,000,339,792	20,090,054	949,540	99,956,982
Jeffrey A. Bluestone, Ph.D.	1,004,363,608	16,016,385	999,393	99,956,982
Sandra J. Horning, M.D.	990,521,480	29,329,851	1,528,055	99,956,982
Kelly A. Kramer	990,682,354	29,700,216	996,816	99,956,982
Ted W. Love, M.D.	1,004,482,723	15,913,306	983,357	99,956,982
Harish Manwani	981,452,334	38,691,474	1,235,578	99,956,982
Daniel P. O’Day	953,619,782	63,040,728	4,718,876	99,956,982
Javier J. Rodriguez	1,004,096,170	16,320,922	962,294	99,956,982
Anthony Welters	986,829,945	32,992,762	1,556,679	99,956,982
The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The proposal received the following votes:

Votes For	1,041,388,468
Votes Against	78,979,344
Abstentions	968,556
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers as presented in the Proxy Statement. The proposal received the following votes:

Votes For	929,612,739
Votes Against	89,351,501
Abstentions	2,415,146
Broker Non-Votes	99,956,982
The Company’s stockholders did not approve a stockholder proposal requesting the CEO pay ratio factor be included in the Company’s executive compensation programs. The proposal received the following votes:

Vote For	81,515,333
Vote Against	935,564,336
Abstentions	4,299,717
Broker Non-Votes	99,956,982
The Company’s stockholders did not approve a stockholder proposal requesting an independent Board Chair policy. The proposal received the following votes:

Votes For	370,171,536
Votes Against	649,612,220
Abstentions	1,595,630
Broker Non-Votes	99,956,982

The Company’s stockholders did not approve a stockholder proposal requesting a comprehensive human rights policy and human rights due diligence process. The proposal received the following votes:

Votes For	366,777,151
Votes Against	620,731,096
Abstentions	33,871,139
Broker Non-Votes	99,956,982
The Company’s stockholders did not approve a stockholder proposal requesting a report on the risks of the Company’s DEI practices for contractors. The proposal received the following votes:

Votes For	10,110,555
Votes Against	1,007,018,034
Abstentions	4,250,797
Broker Non-Votes	99,956,982

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)
/s/ DEBORAH H. TELMAN
Deborah H. Telman EVP, Corporate Affairs, General Counsel and Corporate Secretary
Date: May 8, 2025